UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

IQ MICRO INC.
(Exact name of registrant as specified in its charter)

Colorado	0-1350041	20-3353942
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Australian Avenue, Suite 700 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 514-0118

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IQ MICRO INC.

FORM 8-K
CURRENT REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2007, IQ Micro Inc. (the “Company”) entered into a Third Amended and Restated Investor Registration Rights Agreement with Cornell Capital Partners, LP (“Cornell”). Pursuant to that agreement, the Company had committed to file no later than June 29, 2006 a registration statement on Form S-1 or Form SB-2 for the resale by Cornell of up to 27,000,000 shares of the Company’s common stock to be issued upon conversion of its Secured Convertible Debentures (dated August 12, 2005, November 30, 2005, February 8, 2006 and March 29, 2006) and Warrants (dated August 12, 2005, November 30, 2005 and March 29, 2006). Cornell subsequently extended this deadline to September 30, 2006 and then to December 31, 2006. Effective as of December 31, 2006, Cornell has extended this deadline to February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IQ MICRO INC.

Date: January 8, 2007	By:	/s/ Robert V. Rudman
Robert V. Rudman,
Chief Financial Officer, Secretary and Treasurer